Bank Borrowings	12 Months Ended
Jun. 30, 2015
Debt Disclosure [Abstract]
Short-term Debt [Text Block]
Note 10 - Bank Borrowings

As of June 30, 2015 and 2014, the Company had short-term borrowings from banks which were repayable within one year and charged at interest rates ranging from 3.9% to 8.2%and from 3.9% to 8.7% per annum, respectively. Such borrowings primarily consist of loans denominated in Renminbi, and U.S. dollars. Bank borrowings are secured over certain bank deposits, certain trade receivables, certain plant and machinery, and certain land use rights. The bank borrowings are guaranteed by a number of unrelated parties, key management of the Company and the ultimate controlling party of the Company.